                                                                    Exhibit 99.1

                 JOINT FILING AGREEMENT

            In  accordance  with  Rule  13d-1(k)(1)(iii)  under  the  Securities
Exchange  Act of 1934,  as amended,  the persons  named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated August 16,
2007 (including  amendments thereto) with respect to the Common Stock of Capital
Southwest Corporation.  This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: August 16, 2007        ZS CROSSOVER II L.P.

                              By: ZS Crossover II GP, L.L.C.
                                  Its General Partner

                              By: /s/ Ned Sherwood
                                  ----------------------------------------------
                              Name: Ned Sherwood
                              Title: Management Committee Member

                              ZS SPECIAL I L.P.

                              By: ZS Crossover II GP, L.L.C.
                                  Its General Partner

                              By: /s/ Ned Sherwood
                                  ----------------------------------------------
                              Name: Ned Sherwood
                              Title: Management Committee Member

                              ZS CROSSOVER II GP, L.L.C.

                              By: /s/ Ned Sherwood
                                  ----------------------------------------------
                              Name: Ned Sherwood
                              Title: Management Committee Member

                              MRMP TRUST

                              By: /s/ Ned Sherwood
                                  ----------------------------------------------
                              Name: Ned Sherwood
                              Title: Trustee

                              THE NED AND EMILY SHERWOOD FOUNDATION

                              By: /s/ Ned Sherwood
                                  ----------------------------------------------
                              Name: Ned Sherwood
                              Title: Director

                              /s/ Ned Sherwood
                              ---------------------------------------
                              NED SHERWOOD